UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2006 (November 7, 2006)
DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775
Denver, Colorado (Address of principal executive offices)		80202 (Zip Code)
Registrant’s telephone number, including area code: (303) 633-2900
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Audited and Unaudited Historical Combined Financial Statements
Unaudited Pro Forma Condensed Consolidated Financial Statements

     This Amendment No. 1 to the Current Report on Form 8-K is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K (File No. 001-32678) filed by DCP Midstream Partners, LP (“DCP”) under Items 1.01, 2.01, 3.02, 5.03, 7.01 and 9.01 on November 7, 2006 (the “Initial 8-K”). The information included in Items 1.01, 2.01, 3.02, 5.03, 7.01 and 9.01 of the Initial 8-K is incorporated herein by reference. Amendment No. 1 is being filed to include the financial information required under Item 9.01 that was omitted from the Initial 8-K.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired. Audited combined financial statements of The Wholesale Propane Logistics Business as of December 31, 2005, and for the year then ended, and unaudited combined financial statements of the Wholesale Propane Logistics Business as of June 30, 2006, and for the six months ended June 30, 2006 and 2005, are attached hereto as Exhibit 99.3, and are incorporated herein by reference.

(b)	Pro forma financial information. The unaudited pro forma condensed consolidated financial statements of DCP as of June 30, 2006, and for the six months ended June 30, 2006, and for the years ended December 31, 2005, 2004 and 2003, are attached hereto as Exhibit 99.4, and are incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP
its General Partner

	By:	DCP Midstream GP, LLC
its General Partner

Date: November 14, 2006	/s/ Thomas E. Long

Name: Thomas E. Long
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
+ Exhibit 3.1	Second Amended and Restated Limited Partnership Agreement of DCP Midstream Partners, LP (incorporated by reference to Exhibit 3.1 to DCP Midstream Partners, LP’s Form 8-K filed with the SEC on November 7, 2006).

+ Exhibit 10.1	Contribution Agreement, dated October 9, 2006, between DCP LP Holdings, LP and DCP Midstream Partners, LP (incorporated by reference to Exhibit 10.1 to DCP Midstream Partners, LP’s Current Report on Form 8-K filed with the SEC on October 13, 2006).

+ Exhibit 10.2	Second Amendment to Omnibus Agreement, dated October 31, 2006, among Duke Energy Field Services, LLC, DCP Midstream Partners, LP, DCP Midstream GP, LP, DCP Midstream GP, LLC, and DCP Midstream Operating, LP (incorporated by reference to Exhibit 10.2 to DCP Midstream Partners, LP’s Form 8-K filed with the SEC November 7, 2006).

+ Exhibit 99.1	Joint Press Release of DCP Midstream Partners, LP and Duke Energy Field Services dated October 10, 2006 (incorporated by reference to Exhibit 99.1 to DCP Midstream Partners, LP’s Current Report on Form 8-K filed with the SEC on October 13, 2006).

+ Exhibit 99.2	Press Release of DCP Midstream Partners, LP dated November 1, 2006 (incorporated by reference to Exhibit 99.1 to DCP Midstream Partners, LP’s Current Report on Form 8-K filed with the SEC on November 7, 2006).

Exhibit 99.3	Audited and unaudited historical combined financial statements of the Wholesale Propane Logistics Business.

Exhibit 99.4	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP.

+	Incorporated by reference.